Cash and Equivalents	12 Months Ended
Dec. 31, 2016
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
3.	Cash and Equivalents

The Company normally carries balances with other banks that exceed the federally insured limit.  The average balance carried in excess of the limit, including unsecured federal funds sold to the same banks, was $ 7,042,956 and $ 7,772,791 during the years ended December 31, 2016 and 2015, respectively.

Deposits held in noninterest-bearing transaction accounts are aggregated with any interest-bearing deposits the owner may hold in the same category. The combined total is insured up to $ 250,000 .

Banks are required to carry noninterest-bearing cash reserves of specified percentages of deposit balances. The Company's normal balances of cash on hand and on deposit with other banks are sufficient to satisfy the reserve requirements.